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                                                                    Exhibit 10.9


                          ADVISORY SERVICES AGREEMENT
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           THIS ADVISORY SERVICES AGREEMENT (this "Agreement"), dated as of
                                                  ---------
August 11, 1997, is by and among NRT Incorporated (the "Company"), and
Apollo Management L.P. (the "Advisor").
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           WHEREAS, the Company and the Advisor desire that the Advisor assume and perform the Advisory Services (as defined below).

          NOW THEREFORE, the Advisor and the Company hereby agree as follows:

          1. Defined Terms.
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             "Advisory Services" shall have the meaning given to it in
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Section 4 of this Agreement.

             "Commencement Date" shall mean the first date after the
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consummation of the Jon Douglas Acquisition.

             "Jon Douglas Acquisition" means the proposed acquisition of Jon
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Douglas Real Estate Services Group, Inc.

             "Junior Preferred Stock" shall mean the Company's 18.00% Series
              ----------------------
C Cumulative Junior Redeemable Preferred Stock due 2001.

             "Losses" shall have the meaning given to it in Section 6 of this
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Agreement.

             "Material Adverse Effect" shall mean, with respect to any
              -----------------------
person, any loss or interference that could, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties, prospects or results of operations of such person and its subsidiaries, taken as a whole.

             "person" shall mean an individual, partnership, corporation,
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business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

             "Stockholders Agreement" shall mean that certain Stockholders
              ----------------------
Agreement, dated as of the date hereof, by and among the Company and each of the stockholders of the Company listed on Schedule A thereto and such other stockholders of the Company as may, from time to time, become parties to such agreement in accordance with the terms thereof.
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                "Termination Date" shall mean the earlier of (i) the date on
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which all of the shares of Junior Preferred Stock issued to the Advisor and its
Affiliates has been redeemed and (ii) the date, if any, on which this Agreement is terminated by the Advisor pursuant to notice provided in accordance with
Section 7 of this Agreement.

             2. Retention.
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                (a) The Company hereby retains the Advisor to provide the
Advisory Services to the Company beginning on the Commencement Date.

                (b) The Advisor hereby agrees that it shall provide the Advisory Services to the Company until the Termination Date.

             3. Representations and Warranties. Each of the Advisor and the
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Company represents and warrants to the other that:

                (a) It (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all power and authority necessary to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, and (iii) is duly qualified as a foreign company and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except where the failure to so qualify would not have a Material Adverse Effect.

                (b) It has all power and authority necessary to make, deliver and perform its duties under this Agreement.

                (c) This Agreement has been duly executed and delivered by it.

                (d) This Agreement constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

             4. Duties and Rights of the Advisor.
                --------------------------------

                (a) Beginning on the Commencement Date and until the Termination Date, the Advisor shall provide management, advisory and other services (the "Advisory Services"), as mutually agreed upon between the Company and the
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Advisor, for the benefit of the Company.

                                       2
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                (b) To the extent necessary or appropriate to perform any of the
Advisory Services, the Advisor shall have the power to execute and deliver all necessary and appropriate documents and instruments on behalf of the Company with respect to the Advisory Services.

                (c) The Advisor may delegate all or any part of their duties under this Agreement to one or more submanagers.

             5. Compensation and Reimbursement. Beginning on the Commencement
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Date and until the Termination Date, the Company shall pay to the Advisor monthly, ten days following the end of each month, a fee in an amount equal to $166,667.

             6. Non-Liability of Advisors. The Advisor shall perform on behalf
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of the Company only the duties that have been specifically delegated to the
Advisor in this Agreement and the Advisor shall have no implied covenants or obligations to perform any other duties under this Agreement. The Advisor shall not be responsible for any losses, liabilities, damages, claims or expenses (collectively, the "Losses") incurred by the Company arising from any acts or
                    ------
omissions by the Advisor in connection with the performance of its duties under this Agreement other than Losses resulting or arising from its gross negligence or willful misconduct; provided, however, that the Advisor shall not have any liability or responsibility for any Loss resulting or arising from an act or omission by a submanager.

             7. Notice. Any notice or other communication required or permitted
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to be given under this Agreement shall be given in the manner set forth in
Section 6.1 of the Stockholders Agreement.

             8. Section Headings. The section headings used in this Agreement
                ----------------
are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

             9. Multiple Counterparts. This Agreement may be executed in one or
                ---------------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            10. Invalidity. In the event that any one or more of the provisions
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contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

            11. Successors and Assigns. This Agreement shall inure to the
                ----------------------
benefit of the permitted successors, indorsees, transferees and assigns of the Company and the Advisor.

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           12. Entire Agreement; Amendment and Waiver. This Agreement
               --------------------------------------
constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. No amendment, supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

           13. Choice of Law. This Agreement shall be construed, interpreted and
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the rights of the parties determined in accordance with the laws of the State of
New York (without reference to its choice of law provisions). Each party irrevocably consents to the service of any and all process in any action or proceeding arising out of or relating to this Agreement by the mailing of copies of such process to each party at its address specified in Section 7. The parties hereto irrevocably submit to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York (or, if subject matter jurisdiction in that court is not available, in any state court located within the City of New York) over any dispute arising out of or relating to this Agreement or any agreement or instrument contemplated hereby or entered into in connection herewith or any of the transactions contemplated hereby or thereby. Each party hereby irrevocably agrees that all claims in respect of such dispute or proceeding may be heard and detemlined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum in connection therewith.

                            [signature page follows]

                                       4
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           IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered as of the date first above written.

                                        NRT INCORPORATED

                                            Samuel L. Katz
                                        By: ______________________
                                            Name: Samuel L. Katz
                                            Title: President

                                        APOLLO MANAGEMENT L.P.

                                            Joshua Harris
                                        By: _______________________
                                            Name: Joshua Harris
                                            Title: Vice President